UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2020

Viad Corp

(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 North Central Avenue, Suite 1900, Phoenix, Arizona		85004-4565
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 207-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Par Value	VVI	New York Stock Exchange
Preferred Stock Purchase Rights	__	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) On October 7, 2020, we held a special meeting of stockholders (the “Special Meeting”). A total of 23,374,398 shares or 87.27% of outstanding shares of our common stock, par value $1.50 per share (“Common Stock”) (in each case, giving effect to 6,352,941 shares of Common Stock underlying our preferred stock, par value $0.01 per share, designated as “5.5% Series A Convertible Preferred Stock” (“Preferred Stock”) on an as-converted basis), were represented in person or by proxy at the Special Meeting.

(b)The following proposals are described in detail in our definitive proxy statement filed with the Securities and Exchange Commission on September 4, 2020. The final voting results for each of the matters submitted to a stockholder vote at the Special Meeting are as follows:

Proposal One: Our stockholders approved, for purposes of Section 312.03 of the NYSE Listed Company Manual, the issuance of up to 45,000 shares of additional Preferred Stock (the “Subsequent Closing Shares”) to Crestview IV VC TE Holdings, LLC, a Delaware limited liability company (“Crestview VC TE”), Crestview IV VC Holdings, L.P., a Delaware limited partnership (“Crestview VC Holdings”), and Crestview IV VC CI Holdings, L.P., a Delaware limited partnership (“Crestview VC CI” and, together with Crestview VC TE and Crestview VC Holdings, the “Crestview Parties”), including the issuance of shares of our Common Stock upon conversion of such Subsequent Closing Shares, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
23,334,735	31,760	7,903	0

Proposal Two: Our stockholders approved, for purposes of Section 312.03 of the NYSE Listed Company Manual, certain technical features of the Preferred Stock (including in respect of any Subsequent Closing Shares), including (i) the issuance of additional shares of Common Stock upon conversion of the Preferred Stock purchased by the Crestview Parties due to (a) increases in the liquidation preference of the Preferred Stock resulting from any accumulated accreted return and (b) the issuance of the Subsequent Closing Shares, (ii) preemptive rights to participate in certain future Viad Corp issuances of new equity securities on a pro rata basis and (iii) certain anti-dilution adjustments of the conversion price of the Preferred Stock purchased by the Crestview Parties, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
23,332,455	33,901	8,042	0

Proposal Three: Our stockholders approved the adjournment of the Special Meeting to solicit additional proxies if there were insufficient proxies at the Special Meeting to approve the foregoing proposals, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
22,418,054	950,010	6,334	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viad Corp
(Registrant)

October 9, 2020	By:	/s/ Derek P. Linde
Derek P. Linde
General Counsel and Corporate Secretary

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